UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2022

Commission File Number: 000-52047

Global Fiber Technologies, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	11-3746201
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

50 Division Street

Somerset NJ 08873

 (Address of principal executive offices)

(732) 695-4389

(Registrant’s Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 2, 2022, Authentic Heroes, Inc. (“Authentic Heroes”), a wholly owned subsidiary of Global Fiber Technologies, Inc., (the “Company”), entered into a License Agreement (the “License Agreement”) with the Company’s Chief Executive Officer and Director, Paul Serbiak (“Serbiak”).

Pursuant to the License Agreement, Serbiak agreed to provide Authentic Heroes with an exclusive license to use certain of Serbiak’s intellectual property rights, including Patent No. US 10,781,539 B2 entitled “AUTHENTICATABLE ARTICLES, FABRIC AND METHOD OF MANUFACTURE” and of the invention therein described, for products in the sports and music memorabilia business.

In exchange for such license, Authentic Heroes agreed to (i) pay Serbiak $100 within ten business days of License Agreement and a fee of $10,000 on or before January 1, 2023, (ii) pay Serbiak royalties of 1% of the revenue generated from the sale of the products amounting to at least $3,000,000 in revenue at year three of the License Agreement and another 1% of the revenue generated from the sale of the products amounting to at least $10,000,000 in revenue at year five (5) of the License Agreement. If Authentic Heroes fails to achieve at least $3,000,000 in revenue at year three or $10,000,000 in revenue at year five from this date of the License Agreement, then the exclusive license shall be a non-exclusive license.

The foregoing description of the License Agreement does not purport to be complete, and is qualified in its entirety by reference to the same, attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 8.01. Other Events.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Fiber Technologies, Inc.

Date: May 4, 2022	By:	/s/ Paul Serbiak
	Name:	Paul Serbiak
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
10.1	License Agreement by and between Authentic Heroes, Inc. and Paul Serbiak, dated May 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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